Exhibit 10.1

Certain identified information in this Agreement denoted with “[***]” has been excluded from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and of the type that the registrant treats as private and confidential.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OR OTHER JURISDICTIONS, AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, SUCH SECURITIES MAY ONLY BE TRANSFERRED IF THE COMPANY HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY AND ANY SECURITY ISSUED ON EXERCISE HEREOF MUST NOT TRADE THE SECURITY BEFORE MAY 31, 2026.

THE REGISTERED HOLDER OF THIS WARRANT, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS WARRANT EXCEPT AS HEREIN PROVIDED.

WARRANT TO PURCHASE COMMON SHARES

For the Purchase of Up to 18,268,687 Common Shares

of

LITHIUM AMERICAS CORP.

WHEREAS, Lithium Nevada LLC, a Nevada limited liability company (the “Borrower”), entered into that certain Loan Arrangement and Reimbursement Agreement, dated as of October 28, 2024 (as amended by that certain Omnibus Amendment and Termination Agreement, dated as of December 17, 2024 (as supplemented by that certain Joinder Agreement, dated as of December 20, 2024), and as further amended by the OWCA No. 2 (as defined below), and as further amended, supplemented or otherwise modified from time to time, the “LARA”); and

WHEREAS, the Borrower entered into an Omnibus Waiver, Consent and Amendment No. 2 Agreement (the “OWCA No. 2”), dated as of October 7, 2025, along with certain Borrower Parties as described in the OWCA No. 2 and Citibank, N.A., acting through its Agency and Trust Division, as collateral agent for the Secured Parties (as defined in the OWCA No. 2), and the U.S. Department of Energy (the “DOE”); and

WHEREAS, pursuant to Section 8(c) of the OWCA No. 2, and in consideration for the DOE consenting to, among other things, certain amendments to the LARA, and to the Affiliate Support Agreement, the Accounts Agreement and the Equity Pledge Agreement (each as defined in the OWCA No. 2), the Borrower shall deliver or cause to be delivered to the DOE, among other things, the LAC Warrants (as defined in the OWCA No. 2), the terms of which are described below, and the LAC-GM Joint Venture Warrants (as defined in the OWCA No. 2).

1. Warrant. This Warrant to Purchase Common Shares (this “Warrant”) certifies that, for value received, 1339480 B.C. Ltd. (“Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (“Issuance Date”) and on or prior to 5:00 p.m. (New York City time) on January 30, 2036 (the “Expiration Time”) but not thereafter, to subscribe for and purchase, up to 18,268,687 common shares, no par value (“Common Shares”) of Lithium Americas Corp., a corporation organized and existing under the laws of British Columbia (the “Company”) (as may be adjusted pursuant to Article 6, the “Warrant Shares”), at a price per Warrant Share of $0.01 (as may be adjusted pursuant to Article 6, the “Exercise Price”), subject to the terms and conditions set forth herein.

2. Exercise. Holder may exercise this Warrant, in whole or in part, beginning on the Issuance Date, in accordance with the procedures set forth in this Article 2 below.

2.1 Exercise Form. In order to exercise this Warrant, the form of Notice of Exercise attached hereto as Annex A (the “Exercise Form”) must be duly executed and completed and delivered to the Company in e-mail attachment (with a copy to each of General Motors Holdings LLC (“GM”) and Lithium Nevada Ventures LLC (the “JV”)), together with this Warrant for the surrender and cancellation thereof (to the extent described below) (each date on which all such items are delivered to the Company, an “Exercise Date”). No ink-original Exercise Form shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Form be required. Notwithstanding anything herein to the contrary, Holder shall not be required to physically surrender this Warrant to the Company until Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, Holder shall surrender this Warrant to the Company for cancellation. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased in connection with such partial exercise. Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. Notwithstanding anything herein to the contrary, this Warrant shall be automatically exercised in full via cashless exercise pursuant to Section 2.2 without any action by the Holder or the Company at 4:00 p.m., New York time, (x) at the Expiration Time or (y) on the 12-month anniversary of the Issuance Date, and on each one-year anniversary of such date thereafter (each, an “Anniversary Date”), if the VWAP of the Common Shares over the 15 Trading Days ending immediately prior to such Anniversary Date exceeds $30.00 per share (as adjusted to take into account any share split, reverse share split, stock dividend or similar transaction that has occurred since the Issuance Date). If the date on which the Expiration Time is set to occur is not a Business Day, then the Expiration Time shall be deemed to be extended to 12:00 p.m., New York Time, on the next succeeding Business Day. Upon any automatic exercise of this Warrant as provided herein, the Company shall deliver written notice of such exercise to each of the DOE and GM (with a copy to the JV) and the Put Notice (as defined in the Put, Call and Exchange Agreement) shall be deemed to be delivered by the DOE to GM pursuant to Section 2.01(d) of the Put, Call and Exchange Agreement. Promptly following receipt of such written notice, the DOE shall notify GM (with a copy to the JV) of the proposed Warrant Sale Price (as defined in the Put, Call and Exchange Agreement) at which the DOE is willing to effect the Warrant Sale (as defined in the Put, Call and Exchange Agreement).

2.2 Cashless Exercise. Holder shall exercise this Warrant through a cashless exercise, pursuant to which Holder shall be entitled to receive the number of Warrant Shares computed using the following formula:

X = Y (A-B)

A

Where  X = the number of Warrant Shares to be issued to Holder by the Company

Y = the number of Warrant Shares that Holder elects to purchase under this Warrant (inclusive of the Warrant Shares surrendered to the Company in payment of the aggregate Exercise Price pursuant to such cashless exercise)

A = the Per Share Price (as of the date of such calculation)

B = the Exercise Price (as may be adjusted pursuant to Article 6).

The parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrant being exercised, and the holding period of the Warrant Shares may be tacked on to the holding period of the Warrant. The Company agrees not to take any position contrary to the foregoing sentence.

3. Delivery of Warrant Shares.

3.1 As promptly as reasonably practicable on or after an Exercise Date, and in any event within three (3) Business Days thereafter, the Company shall cause the Transfer Agent to issue book-entry interests in the form of a DRS advice representing the number of Warrant Shares exercised on such Exercise Date to the account designated by Holder in the Exercise Form. Such issuance and delivery shall be made without charge to Holder for any issue or transfer tax (other than any such taxes in respect of any transfer by Holder to another person occurring contemporaneously therewith), Transfer Agent fee or other incidental expense in respect of the issuance, all of which such taxes and expenses shall be paid by the Company.

3.2 Legends. Other than as provided below, the Warrant Shares issued upon the exercise of this Warrant shall bear legends as follows:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OR OTHER JURISDICTIONS, AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, SUCH SECURITIES MAY ONLY BE TRANSFERRED IF THE COMPANY HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.”

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 31, 2026.

Subject to applicable Canadian securities laws, if this Warrant is exercised and (A) there is then an effective registration statement permitting the issuance of the Warrant Shares to, or resale of the Warrant Shares by, Holder, or (B) the Warrant Shares are (x) eligible for resale by Holder pursuant to Rule 144 of the Securities Act at the time of sale of such Warrant Shares or (y) eligible for resale by Holder without volume or manner-of-sale limitations pursuant to Rule 144 of the Securities Act, then the Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to Holder by crediting the account of Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system. The Company shall, at the request of Holder, promptly deliver all the necessary documentation to cause the Transfer Agent to promptly remove all restrictive legends from any of the Warrant Shares pursuant to the foregoing, and promptly deliver or cause its legal counsel to promptly deliver to the Transfer Agent the necessary legal opinions or instruction letters required by the Transfer Agent, if any, to promptly effectuate the foregoing, subject to receipt of customary representation letters from Holder and, if applicable, its broker.

4. Transfer.

4.1 General Restrictions. Holder may sell, transfer, assign, pledge or hypothecate (“Transfer”) this Warrant, in whole or in part, subject to compliance with applicable securities laws and the terms of this Warrant. In order to make any Transfer, Holder must deliver to the Company the form of Notice of Transfer attached hereto as Annex B (the “Transfer Form”), duly executed and completed by Holder, together with this Warrant for the surrender and cancellation thereof and remit the payment of all transfer taxes, if any, payable in connection therewith. Within two (2) Business Days of the Company’s receipt of such Transfer Form, this Warrant and reasonably satisfactory evidence of the remittal of payment for all applicable transfer taxes, if any, the Company shall transfer the rights under this Warrant, in whole or in part, on the books of the Company, cancel this Warrant and execute and deliver a new warrant or warrants of like tenor to the appropriate Transferee(s) expressly evidencing the right to purchase the aggregate number of Warrant Shares Transferred pursuant to this Section 4.1 (subject to the execution thereof by such Transferee(s)) and, if applicable, to Holder in accordance with Section 5.1.

4.2 Restrictions Imposed by the Securities Laws. This Warrant and the Warrant Shares issuable upon the exercise hereof shall not be Transferred for a period of four months and a day from the Issuance Date without an exception from applicable Canadian securities laws and, during or after such period, unless and until: (a) the Company has received an opinion of counsel for Holder reasonably acceptable to the Company that the securities may be transferred pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company (provided that no such opinion of counsel shall be required in connection with sales of Warrant Shares under Rule 144 of the Securities Act); or (b) a registration statement or a post-effective amendment to a registration statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the Commission and compliance with applicable state securities law has been established to the Company’s satisfaction, acting reasonably and in good faith.

5. New Warrants to be Issued.

5.1 Partial Exercise or Transfer. Subject to the restrictions in Article 4, this Warrant may be exercised or Transferred in whole or in part. In the event that the exercise or the Transfer hereof is in part only, upon surrender of this Warrant for cancellation, together with the duly executed Exercise Form or Transfer Form, as applicable, and funds sufficient to pay any Exercise Price and/or transfer tax, the Company shall cause to be delivered to Holder without charge a new warrant of like tenor to this Warrant in the name of Holder evidencing the right of Holder to purchase the number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or Transferred (subject to Holder’s execution thereof).

5.2 Lost Certificate. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, including a certification by Holder thereof, the Company shall execute and deliver a new warrant of like tenor and date (subject to Holder’s execution thereof). Any such new warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a contractual obligation on the part of the Company in full substitution of this Warrant and shall become effective immediately upon such execution.

6. Adjustments.

6.1 Adjustments to Number of Warrant Shares. In the event that the Company (a) pays a dividend in Common Shares or makes a distribution in Common Shares or any other equity or equity equivalent security payable in Common Shares to holders of its outstanding Common Shares, (b) subdivides (by any split, recapitalization or otherwise) its outstanding Common Shares into a greater number of

Common Shares, or (c) combines (by any combination, reverse split or otherwise) its outstanding Common Shares into a smaller number of Common Shares, then the remaining number of Warrant Shares issuable upon the exercise of this Warrant in full immediately prior to any such dividend, distribution, subdivision, or combination shall be proportionately adjusted such that Holder will thereafter receive upon exercise in full of this Warrant the aggregate number of Warrant Shares that Holder would have owned immediately following such action if this Warrant had been exercised in full immediately before the record date, if any, for such action. Any adjustment made pursuant to this Section 6.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

6.2 Extraordinary Transactions. If the Company effects any Extraordinary Transaction, then immediately prior to the consummation of such Extraordinary Transaction, this Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which Holder would have owned immediately after the consummation of such Extraordinary Transaction (“Alternate Consideration”) if Holder had exercised in full this Warrant immediately before the consummation of such Extraordinary Transaction. If holders of Common Shares are given any choice as to the kind or amount of securities, cash or other assets receivable upon the consummation of such Extraordinary Transaction, then Holder shall be given the same choice as to such consideration it receives upon any exercise of this Warrant. For the avoidance of doubt, if this Section 6.2 applies to an Extraordinary Transaction, Section 6.1 shall not apply. This Warrant shall be automatically exercised in full via cashless exercise pursuant to Section 2.2 without any action by the Holder or the Company at 4:00 p.m., New York time, on the date of closing of the Extraordinary Transaction.

6.3 Adjustments to Exercise Price. Upon any adjustment to the number of Warrant Shares subject to this Warrant pursuant to this Article 6, the Exercise Price shall be adjusted concurrently therewith to equal the product of (a) the Exercise Price (as it may have been previously adjusted pursuant to this Section 6.33) and (b) a fraction, the numerator of which is the total number of Warrant Shares subject to issuance upon the exercise of this Warrant in full before giving effect to such adjustment, and the denominator of which is the total number of Warrant Shares subject to issuance upon the exercise of this Warrant as so adjusted pursuant to this Article 6.

6.4 No Changes in Form of Warrant. This Warrant need not be amended or modified because of any adjustment pursuant to this Article 6, and any Warrant issued after the occurrence of an event requiring an adjustment under this Article 6 may state the same Exercise Price and the same number of Warrant Shares as are stated in this Warrant, subject to Section 5.1. The acceptance by Holder of the issuance of any new warrant reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Issuance Date or the computation thereof.

6.5 Elimination of Fractional Interests. The Company shall not be required to issue fractional Common Shares upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Warrant Shares or other securities, properties or rights.

7. Reservation; Listing. The Company shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon exercise of this Warrant, such number of Warrant Shares as shall be issuable upon the full exercise of this Warrant. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, in accordance with the terms hereof, all Warrant Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable. Notwithstanding anything to the contrary herein, no Warrant Shares shall be issued at less than their par value, if applicable. The Company shall use its reasonable best efforts to cause all Warrant Shares to be approved for listing, subject to official notice of issuance, on each securities exchange or automated quotation system on which the Common Shares has been listed.

8. Representations and Warranties of Holder. Holder hereby represents and warrants to the Company as of the date of this Warrant:

(a)

Investment Intent. Holder acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act or under any state securities laws. Holder (a) is acquiring this Warrant pursuant to an exemption from registration under the Securities Act solely for investment without a view to sell and with no present intention to distribute it to any person in violation of the Securities Act or any applicable U.S. state securities laws; (b) will not sell or otherwise dispose of this Warrant or the Warrant Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws; and (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of this Warrant and the Warrant Shares and of making an informed investment decision.

(b)	Legends. Holder understands that the Warrant Shares will bear a restrictive legend at such time as set forth in Section 3.2.

9. Representations and Warranties of the Company. The Company hereby represents and warrants to Holder as follows as of the date of this Warrant:

(a)

Organization; Existence and Qualification. The Company is duly incorporated and is validly existing and in good standing under the Laws of the Province of British Columbia, is duly qualified to do business and is in good standing in each jurisdiction in which it is required to qualify in order to conduct its business, except where the failure to so qualify would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (as defined in the LARA).

(b)	Authorization and Enforceability.

i.

The Company has the requisite power and authority to execute and deliver this Warrant and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Warrant and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company.

ii.

(A) This Warrant has been duly executed and delivered by the Company and (B) this Warrant constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except, in the case of clause (B) above, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the rights and remedies of creditors generally as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)

No Violation. The execution, delivery and performance by the Company of this Warrant do not, and the consummation of the transactions contemplated hereby will not, with or without notice or the passage of time or both: (i) violate any provision of the organizational documents of the Company; (ii) violate or breach the terms of, result in a default under, result in the creation of any lien, or give rise to any right of termination, cancellation, forfeiture, suspension, adverse modification, or acceleration under (x) any note, bond, mortgage, indenture or credit agreement to which the Company is a party and (y) any other contract to which the Company is a party or by which it is bound or to which any of its assets are subject; (iii) violate any judgment, order, ruling, regulation or decree applicable to the Company or any of its properties or assets; or (iv) violate any Law applicable to the Company or any of its properties or assets.

(d)

Consents, Approvals or Waivers. The execution, delivery and performance by the Company of this Warrant (including the authorization, issuance and delivery of the Warrant Shares) will not be subject to or require any consent, approval, authorization, or waiver from, or any registration or filing with or notification to, any Person, except for (i) filings required by federal and state securities laws, (ii) the approval for listing on the NYSE and Toronto Stock Exchange of the Warrant Shares; and (iii) such consents as have been obtained.

(e)

Listing. The Common Shares have been registered pursuant to Section 12(b) of the Exchange Act and the Common Shares outstanding on the date hereof are listed on a national securities exchange. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or the listing of the Common Shares on such national securities exchange, nor has the Company received any notification that the Commission or such exchange is contemplating terminating such registration or listing. The Company is in compliance with applicable continued listing requirements of such exchange in all material respects.

(f)

The Warrant and Warrant Shares. This Warrant has been duly authorized and, when executed and delivered as contemplated hereby, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of this Warrant and when so issued in accordance with the terms of this Warrant will be validly issued, fully paid and non-assessable, free and clear of all Liens (other than those arising under applicable securities laws).

(g)

Anti-Takeover Provisions and Rights Plan. The Board of Directors of the Company has taken all necessary action, and will in the future take any necessary action, to ensure that the transactions contemplated by this Agreement and the consummation thereof, including the exercise of this Warrant in accordance with their terms, will be exempt from any anti-takeover or similar provisions of the Company’s organizational documents, and any other provisions of any applicable “moratorium”, “control share”, “fair price”, “interested stockholder” or other anti-takeover laws and regulations of any jurisdiction, whether existing on the date hereof or implemented after the date hereof. The Company has taken all actions necessary, and will in the future take any necessary action, to render any stockholders’ rights plan of the Company inapplicable to this Warrant and the consummation of the transactions contemplated hereby, including the exercise of this Warrant by Holder in accordance with its terms.

10. No Rights as Shareholder until Exercise. This Warrant does not entitle Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

11. Certain Notice Requirements.

11.1 Holder’s Right to Receive Notice. If at any time prior to the earlier to occur of the Expiration Time or the exercise of this Warrant in full, any of the events described in Section 11.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least five (5) Business Days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Without limiting the foregoing, the Company shall deliver to Holder a copy of each notice given to any of the other shareholders of the Company at the same time and in the same manner that any such notice is given to the shareholders.

11.2 Events Requiring Notice. The Company shall be required to give the notice described in this Article 11 upon one or more of the following events: (a) if the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive any dividend or other distribution, (b) the Company shall offer to all or substantially all of the holders of its Common Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or amalgamation) or a sale of all or substantially all of its property, assets and business shall be proposed. In addition to and not in limitation of the foregoing, the Company shall be required to give the notice described in this Article 11 prior to consummating any transaction set forth in clauses (a) through (e) of the definition of Extraordinary Transaction, irrespective of whether such transaction entitles the holders of Common Shares to receive (either directly or upon subsequent liquidation) stock, securities or assets (including cash) with respect to or in exchange for Common Shares.

11.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring an adjustment pursuant to Article 6, send notice to Holder, which shall describe such event causing the change and the method of calculating same.

11.4 Transmittal of Notices. All notices that are required or may be given pursuant to this Warrant shall be given in writing. Any such notice shall be deemed given (a) when made, if made by hand delivery, and upon confirmation of receipt, if made by electronic mail transmission, (b) one (1) Business Day after being deposited with a next-day courier, postage prepaid or (c) three (3) Business Days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as follows:

If to Holder:

United States Department of Energy

Loan Programs Office

1000 Independence Avenue, SW

Washington, DC 20585

Attention: Director, Portfolio Management

Email: [***]

With a copy (which shall not constitute notice) to:

Allen Overy Shearman Sterling US LLP

599 Lexington Avenue

New York, New York 10022

Attention: Paul Epstein, Partner

Email: [***]

If to the Company or the JV:

c/o Lithium Americas Corp.

3260-666 Burrard Street

Vancouver, British Columbia, Canada V6C 2X8

Attention: Jonathan Evans, President and CEO

Email: [***]

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.

845 Texas Ave, Suite 4700

Houston, TX 77002

Attention: Jackson O’Maley; Ben Heriaud

Email: [***]

If to GM:

General Motors Holdings LLC

1240 Woodward Ave.

Detroit, Michigan

USA 48265

Mail Code: 482-22381-1007

Attention: Kurt Hoffman, Director, Corporate Development

Email: [***]

with a copy (which shall not constitute notice) to:

Attention: Lead Counsel, Strategic Transactions and Corporate Development

Email: [***]

12. Miscellaneous.

12.1 Amendments. The terms of this Warrant may be amended only with the written consent of the Company and Holder.

12.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

12.3 Entire Agreement. This Warrant (together with the OWCA No. 2 and the other agreements and documents being delivered pursuant to or in connection with this Warrant or the OWCA No. 2, including, without limitation, the Put, Call and Exchange Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

12.4 Binding Effect. This Warrant shall inure solely to the benefit of, and shall be binding upon, Holder and the Company and their permitted assignees, respective successors, legal representatives and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

12.5 Applicable Law. THIS WARRANT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS AGREEMENT THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION.

12.6 Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan in the State of New York and in the federal courts in the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Warrant, or for recognition or enforcement of any judgment in connection therewith, and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, to the fullest extent permitted by applicable Law.

12.7 Waiver of Venue. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant in any court referred to in Section 12.6. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

12.8 Service of Process. Each party hereto irrevocably consents to service of process in any action or proceeding arising out of or relating to this Warrant in the manner provided for notices in Section 11.4. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by applicable Law.

12.9 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HEREBY IRREVOCABLY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING IN WHOLE OR IN PART UNDER, RELATED TO, BASED ON, OR IN CONNECTION WITH, THIS WARRANT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

12.10 Waiver, etc. The failure of the Company or Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

13. Interpretation; Defined Terms. In interpreting this Agreement, except as otherwise indicated in this Warrant or as the context may require, references to “dollars” or “$” shall mean the lawful currency of the United States of America. As used herein:

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the banks are authorized or required by applicable Law to close in the City of New York, New York.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” means the common shares of the Company, no par value.

“Control” (including the terms “Controlled by” and “under common Control with”) with respect to any Person means the possession, directly or indirectly, of the power to exercise or determine the voting of more than fifty percent (50%) of the voting rights in a corporation, and, in the case of any other type of entity, the right to exercise or determine the voting of more than fifty percent (50%) of the equity interests having voting rights, or otherwise to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Extraordinary Transaction” means, whether through one transaction or a series of related transactions, any (a) recapitalization of the Company, (b) reclassification of the capital stock of the Company (other than (i) a change in par value, from par value to no par value, from no par value to par value or (ii) as a result of a stock dividend or subdivision, split up or combination of Common Shares to which Section 6.1 applies), (c) consolidation or merger of the Company with and into another Person or of another Person with and into the Company (whether or not the Company is the surviving entity of such consolidation or merger), (d) sale or lease of all or substantially all of the Company’s assets (on a consolidated basis) or capital stock to another Person or (e) other similar transaction, in each case, that entitles the holders of Common Shares to receive (either directly or upon subsequent liquidation) stock, securities or assets (including cash) with respect to or in exchange for Common Shares.

“Governmental Authority” means any federal, state, local or foreign government and/or any political subdivision thereof, including departments, courts, arbitrators, commissions, boards, bureaus, ministries, agencies or other instrumentalities.

“Laws” means all laws, statutes, constitutions, rules, regulations, ordinances, orders, decrees, requirements, judgments and codes of Governmental Authorities.

“NYSE” means New York Stock Exchange.

“Per Share Price” means: (a) if the Company’s Common Shares are traded on a securities exchange, the Per Share Price shall be deemed to be the closing price of Company’s Common Shares as quoted on any exchange for the trading day immediately prior to the applicable Exercise Date, as reported by Bloomberg; (b) if the Company’s Common Shares are actively traded over-the-counter, the Per Share Price shall be deemed to be the closing bid or sales price, whichever is applicable, of the Company’s Common Shares for the trading day immediately prior to the applicable Exercise Date, as reported by Bloomberg; or (c) if neither clause (a) nor (b) above is applicable, the Per Share Price shall be determined in good faith by the Board based on relevant facts and circumstances at the time of the cashless exercise under Section 2.2, including in the case of a change of control of the Company the consideration receivable by the holders of the Common Shares in such change of control, in each case of clauses (a) through (c) above, as may be adjusted pursuant to Article 6.

“Person” (including the term “Persons”) means any individual, partnership, firm, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Put, Call and Exchange Agreement” means that certain Put, Call and Exchange Agreement dated as of the Issuance Date, by and among the Company, Lithium Americas Corp., LAC US Corp., General Motors Holdings LLC, and the DOE.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means a day on which the Company’s primary Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Odyssey Trust Company, or such other entity as the Company may designate to act as the transfer agent for its Common Shares from time to time.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange, the daily volume weighted average price of the Common Shares for such date (or the nearest preceding date) on the primary Trading Market on which the Common Shares are then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is the primary Trading Market, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Shares are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Shares so reported, or (d) in all other cases, the fair market value of a Common Share as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date hereof.

LITHIUM AMERICAS CORP.

By:	/s/ Jonathan Evans
Name: Jonathan Evans
Title: Chief Executive Officer

[SIGNATURE PAGE TO WARRANT AGREEMENT – LITHIUM AMERICAS CORP.]

1339480 B.C. LTD.

By:	/s/ Jonathan Evans
Name: Jonathan Evans
Title: Chief Executive Officer

[SIGNATURE PAGE TO WARRANT AGREEMENT - HOLDER]

Annex A

NOTICE OF EXERCISE

Date: __________, 20___

The undersigned hereby elects irrevocably to exercise the Warrant to Purchase Common Shares (the “Warrant”) attached hereto for surrender and cancellation for ______ Common Shares, no par value (the “Warrant Shares”), of Lithium Americas Corp., a corporation organized and existing under the laws of British Columbia (the “Company”), and hereby elects to exercise the Warrant on a cashless basis and to convert its right to purchase ________ Warrant Shares under the Warrant for ______ Warrant Shares, in accordance with the following formula:

X = Y (A-B)

A

Where  X = the number of Warrant Shares to be issued to Holder by the Company

Y = the number of Warrant Shares that Holder elects to purchase under the Warrant (inclusive of the Warrant Shares surrendered to the Company in payment of the aggregate Exercise Price pursuant to such cashless exercise)

A = the Per Share Price which is equal to $_______.

B = the Exercise Price which is equal to $_______ per Warrant Share.

Please issue the Warrant Shares as to which the Warrant is exercised and, if applicable, a new warrant of like tenor representing the number of Warrant Shares for which the Warrant has not been exercised.

The DOE acknowledges and agrees that this Notice of Exercise shall be deemed to be a Put Notice pursuant to Section 2.1 of the Warrant and Section 2.01(d) of the Put, Call and Exchange Agreement and shall deliver a copy of this Notice of Exercise to each of GM and the JV. The proposed Warrant Sale Price at which the DOE is willing to effect the Warrant Sale is $_______ per Non-Voting Unit (as defined in the Put, Call and Exchange agreement) of the JV.

Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Warrant.

1339480 B.C. LTD.

By:
Name:	Jonathan Evans
Title:	Chief Executive Officer

Annex B

NOTICE OF TRANSFER

FOR VALUE RECEIVED, __________________ does hereby sell, assign and transfer unto __________________ the right to purchase _________ common shares, no par value, of Lithium Americas Corp., a corporation organized and existing under the laws of British Columbia (the “Company”), evidenced by the Warrant to Purchase Common Shares attached hereto for surrender and cancellation and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: __________, 20__

1339480 B.C. LTD.

By:
Name:	Jonathan Evans
Title:	Chief Executive Officer